Operating Segments	12 Months Ended
Jul. 31, 2018
Disclosure of operating segments [abstract]
Operating Segments

9.	Operating Segments

The Company operates in a single reportable operating segment – the acquisition, exploration and evaluation of mineral property interests. The Company is currently focused on the acquisition and exploration of mineral property interests in Canada. The Company’s only long term asset is located in the USA.